                                                          Exhibit 23.2(a)

[LETTERHEAD]


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of PETsMART, Inc. and Subsidiaries of our report dated March 24, 1994, on our audits of the financial statements of The Weisheimer Companies, Inc., which report is included on Form 8-K/A of PETsMART, Inc. and Subsidiaries dated January 30, 1996 filed on or about April 15, 1996.




                                               COOPERS & LYBRAND L.L.P.



Columbus, Ohio
September 12, 1996

                                                          Exhibit 23.2(b)

[LETTERHEAD]


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of PETsMART, Inc. and Subsidiaries of our report dated March 24, 1994, on our audits of the financial statements of The Weisheimer Companies, Inc., which report is included on Form 10-K of PETsMART, Inc. and Subsidiaries dated January 28, 1996.




                                               COOPERS & LYBRAND L.L.P.



Columbus, Ohio
September 12, 1996